SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 12, 2002

                              REPLIGEN CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                        0-14656              04-2729386
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
         Incorporation)                  File Number)        Identification No.)

            41 Seyon Street
         Building #1, Suite 100
         Waltham, Massachusetts                               02453
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (781) 449-9560

                               117 Fourth Avenue,
                          Needham, Massachusetts 02494
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4. Change in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Repligen Corporation annually considers and recommends to the Board the selection of Repligen's independent public accountants. Effective June 12, 2002, as recommended by the Audit Committee, the Board of Directors of Repligen dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent certifying accountants and engaged Ernst & Young LLP to serve as its independent certifying accountants for the fiscal year ending March 31, 2003. The appointment of Ernst & Young LLP will be subject to ratification of the stockholders at the Annual Meeting of Stockholders scheduled for September 12, 2002.

Arthur Andersen's audit reports on Repligen's financial statements for each of the two most recent fiscal years ended Mach 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to any uncertainty, audit scope or accounting principles.

In connection with the audits for the periods ending March 31, 2002 and 2001 and the subsequent interim period preceding the decision to dismiss Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to refer to such disagreement in connection with their report.

None of the reportable events as defined in Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of Repligen ended March 31, 2002 and 2001.

Repligen has provided Arthur Andersen with a copy of the foregoing disclosures and has requested that Arthur Andersen furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of this letter, dated June 14, 2002, is filed as Exhibit 16.1 herewith.

During Repligen's fiscal years ended March 31, 2002 and 2001, Repligen did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Repligen's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired: None required.

      (b)   Pro Forma Financial Information: None required.

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      (c)   Exhibits:

      Exhibit No.   Description
      -----------   -----------

      16.1          Letter from Arthur Andersen LLP letter to the SEC dated June
                    14, 2002.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REPLIGEN CORPORATION


                                        By: /s/ Walter C. Herlihy
                                        ----------------------------------------
                                        Name:  Walter C. Herlihy
                                        Title: President and Chief Executive
                                               Officer

Date: June 19, 2002